EXHIBIT 99.3

WaMu Mortgage Pass-Through Certificates

Series 2005-AR7

Marketing Materials

Class X Certificates

$[247,423,000] (Approximate Notional Balance, Subject to +/- 10% Variance)

Washington Mutual Mortgage Securities Corp.

Depositor

Washington Mutual Bank

Servicer

WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Preliminary Term Sheet	Date Prepared: June 14, 2005

WaMu Mortgage Pass-Through Certificates, Series 2005-AR7

$[247,423,000] (Approximate Notional Balance,

Subject to +/- 10% Variance)

Adjustable Rate Residential Mortgage Loans

Class X Certificates

Class	Principal Amount (Approx.) (1)	WAL (Yrs) To Wtd Avg Roll/Mat(2)	Pmt Window (Mths) To Wtd Avg Roll/Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings [S&P/Fitch]
X (3)	$[247,423,000]	N/A	N/A	Variable (3)	Senior IO	AAA/AAA
A-1	$[415,602,000]	1.40/1.40	1-39/1-39	Variable (4)	Senior	AAA/AAA
A-2	$[107,653,000]	4.13/4.15	39-59/39-62	Fixed (5)	Senior	AAA/AAA
A-3	$[139,770,000]	4.92/8.40	59-59/62-360	Fixed (5)	Senior	AAA/AAA
A-4	$[150,000,000]	2.59/3.34	1-59/1-360	Variable (4)	Senior	AAA/AAA
R	$100				Senior/Residual	AAA/AAA
B1	$[19,125,000]	Information Not Provided Hereby			Subordinate	AA/NA
B2	$[6,375,000]				Subordinate	A/NA
B3	$[3,825,000]				Subordinate	BBB/NA
B4	$[3,400,000]	Privately Offered Certificates			Subordinate	BB/NA
B5	$[2,550,000]				Subordinate	B/NA
B6	$[1,699,900]				Subordinate	NR/NR
Total:	$[850,000,000]

(1)     The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)     WAL and Payment Window for the Class A Certificates are shown to the Weighted Average Roll Date (as described herein) and to Maturity.

(3)     The Class X Certificates will have a notional balance equal to the then current aggregate principal balance of the Class A-2 and Class A-3 Certificates. The Class X Certificates will accrue interest on its notional balance on each Distribution Date prior to June 2010 at a Certificate Interest Rate equal to the excess, if any, of the (i) weighted average Net Mortgage Rate of the Mortgage Loans for such Distribution Date over (ii) the weighted average of the annual Certificate Interest Rates of the Class A-2 and Class A-3 Certificate.  On each Distribution Date on or after the Distribution Date in June 2010, the Notional Amount of the Class X Certificates will be equal to zero and the Class X Certificates will no longer accrue interest.  The Class X Certificate will not be entitled to any payments of principal.

(4)     For every Distribution Date, the Class A-1 and Class A-4 Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

(5)     For every Distribution Date prior to June 2010, the Class A-2 and Class A-3 Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date on or after June 2010, the Class A-2 and Class A-3 Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Depositor:	Washington Mutual Mortgage Securities Corp. (“WMMSC”).

Servicer:	Washington Mutual Bank (“WMB”).

Co-Lead Managers:	WaMu Capital Corp. and Greenwich Capital Markets, Inc.

Trustee:	LaSalle Bank

Rating Agencies:

[S&P and Fitch] will rate the Offered Certificates and the Senior Certificates.  The Subordinate Certificates other than the Class B-6 Certificates will be rated by S&P only.  The Class B-6 Certificates will not be rated.  It is expected that the Certificates will be assigned the credit ratings on page 1 of this Preliminary Term Sheet.

Cut-off Date:	June 1, 2005.

Expected Pricing Date:	On or about June [14], 2005.

Closing Date:	On or about June 23, 2005.

Distribution Date:	The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in July 2005.

Servicing Fee:	[0.425]% per annum of the principal balance of each Mortgage Loans.

Certificates:	The Class X Certificates (the “Offered Certificates”) are being offered hereby.

The “Senior Certificates” will consist of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (the “Class A Certificates”), and the Class X and Class R Certificates. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates and the Class X and Class R Certificates are collectively referred to herein as the “Certificates.”

WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Accrued Interest:

The Class X, Class A-1, Class A-2, Class A-3 and Class A-4 Certificates settle with accrued interest.  The price to be paid by investors for the Class X and Class A Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date ([22] days).

On and after the Distribution Date in June 2010, the Notional Balance of the Class X Certificates will be equal to zero and the Class X Certificates will no longer be entitled to receive distributions of interest.

Interest Accrual Period:

The interest accrual period with respect to the Class X, Class A-1, Class A-2, Class A-3 and Class A-4 Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:	It is anticipated that the Class X Certificates will be treated as REMIC regular interests for federal tax income purposes.

ERISA Eligibility:

The Class X Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class X Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:	The Class X Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Weighted Average Roll Date:	The Distribution Date in [May 2010].

Pricing Prepayment Speed:	The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

Compensating Interest:

Compensating interest paid by the servicer will equal the least of (a) any shortfall for the previous month in interest collections resulting from the timing of payoffs made from the 15th day of the calendar month before the Distribution Date to the last day of such month, (b) the sum of 1/12 of 0.050% of the aggregate Stated Principal Balance of the mortgage loans, any reinvestment income realized by the servicer relating to payoffs made during the prepayment period, and interest payments on the payoffs received during the period of the 1st day through the 14th day of the month of the Distribution Date, as applicable and (c) 1/12 of 0.125% of the aggregate Stated Principal Balance of the mortgage loans.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Mortgage Loans:

As of [May] 1, 2005, the aggregate principal balance of the mortgage loans described herein is approximately $[653,108,596] (the “Mortgage Loans”). The Mortgage Loans are non-convertible, adjustable rate One Year CMT or One Year LIBOR indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan (“5/1 ARM”).  Each Mortgage Loan has an original term to maturity of 30 years.  As of the Cut-off Date, approximately [93.4]% of the Mortgage Loans are scheduled to pay only interest for the first 5 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining 25 year term.  The Mortgage Loans are secured by first liens on one- to four-family residential properties, or shares of cooperative units.  See the attached collateral descriptions for more information.

On the Closing Date, the aggregate principal balance of the mortgage loans as of the Cut-off Date is expected to be approximately $850,000,000, subject to an increase or decrease of up to 10%.  It is expected that the characteristics of the Mortgage Loans on the closing date will be substantially similar to the characteristics of the Mortgage Loans described herein.  The initial principal balance of any of the Offered Certificates on the Closing Date is subject to an increase or decrease of up to 10% from amounts shown on the front cover hereof

Credit Enhancement:	Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [4.35]% total subordination.

Shifting Interest:

Until the first Distribution Date occurring after June 2012, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Class A Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:	Unscheduled Principal Payments (%)
July 2005 – June 2012	0% Pro Rata Share
July 2012 – June 2013	30% Pro Rata Share
July 2013 – June 2014	40% Pro Rata Share
July 2014 – June 2015	60% Pro Rata Share
July 2015 – June 2016	80% Pro Rata Share
July 2016 and after	100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Class A Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  If the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in July 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in July 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Class A Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Allocation of Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, pro rata to the Senior Certificates (other than the Class R Certificates) until each respective class principal balance has been reduced to zero.

Certificates Priority of Distributions:	Available funds from the Mortgage Loans will be distributed in the following order of priority:

1) To the Senior Certificates, pro rata based on amounts due, accrued and unpaid interest, at the related Certificate Interest Rate;

2) To the Class R Certificate, principal, until its balance is reduced to zero;

3) To the Senior Certificates (other than the Class R and Class X Certificates) principal,  pro rata, as follows:

a)  To the Class A-1, Class A-2 and Class A-3 Certificates, in sequential order, until the respective certificate principal balances thereof are reduced to zero; and

b) To the Class A-4 Certificates until its certificate principal balance is reduced to zero;

4) To the Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

5)  To the Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

6)  To the Class R Certificate, any remaining amount.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) have been prepared and furnished to you by WaMu Capital Corp.  The issuer of the securities did not participate in the preparation of these Computational Materials and the issuer has not independently verified their accuracy or completeness.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context, nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither WaMu Capital Corp. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange Commission’s website.  Although a registration statement (including the Base Prospectus) relating to the securities discussed in this communication has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  The Computational Materials do not include all of the information required to be included in the final prospectus supplement.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. Trading Desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.

Please be advised that the securities herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

WaMu Capital Corp.
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

Yield Table (%)

Class X to Maturity

Price	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR	50% CPR
1-22+	15.560	15.560	15.228	13.212	9.867	(0.091)	(13.541)
MDUR (yr)	2.06	2.06	2.05	2.02	1.99	1.95	1.95
First Payment	1	1	1	1	1	1	1
Last Payment	59	59	59	59	59	59	59

WaMu Capital Corp.
A Washington Mutual, Inc. Company

 HE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR7
Mortgage Loans
Preliminary Collateral Information As of 06/01/05

TOTAL CURRENT BALANCE	$653,108,596
TOTAL ORIGINAL BALANCE	$653,869,471

NUMBER OF LOANS	1,026

			Minimum		Maximum
AVG CURRENT BALANCE	$636,558		$249,220		$1,500,000
AVG ORIGNAL BALANCE	$637,300		$360,000		$1,500,000

WAVG GROSS COUPON	5.40%		3.88%		6.88%
WAVG GROSS MARGIN	2.67%		2.25%		2.89%
WAVG MAX INT RATE	10.40%		8.88%		11.88%

WAVG CURRENT LTV	68.09%		18.18%		95.00%

WAVG FICO SCORE	745		621		819

WAVG MONTHS TO ROLL	59	months	46	months	60	months

WAVG ORIGINAL TERM	360	months	360	months	360	months
WAVG REMAINING TERM	359	months	346	months	360	months
WAVG SEASONING	1	months	0	months	14	months

TOP STATE CONC	CA(61.61%),NY(8.23%),FL(4.63%)
MAXIMUM CA ZIPCODE	0.97%

FIRST PAY DATE			May 1,2004		July 1,2005

RATE CHANGE DATE			April 1,2009		June 1,2010

MATURE DATE			April 1,2034		July 1,2035

WaMu Capital Corp.
A Washington Mutual, Inc. Company

 HE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5/1 CMT	67	$33,230,602	5.09%
5/1 I/O CMT	801	518,349,288	79.37
5/1 I/O LIBOR	138	91,508,949	14.01
5/1 LIBOR	20	10,019,757	1.53
Total	1,026	$653,108,596	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
200,001— 300,000	2	$548,420	0.08%
300,001— 400,000	104	39,872,784	6.11
400,001— 500,000	298	134,845,332	20.65
500,001— 600,000	201	111,047,205	17.00
600,001— 700,000	149	97,041,942	14.86
700,001— 800,000	68	51,201,687	7.84
800,001— 900,000	41	35,065,767	5.37
900,001— 1,000,000	80	78,317,782	11.99
1,000,001— 1,100,000	13	13,773,464	2.11
1,100,001— 1,200,000	19	21,928,917	3.36
1,200,001— 1,300,000	23	29,197,220	4.47
1,300,001— 1,400,000	8	10,726,125	1.64
1,400,001— 1,500,000	20	29,541,950	4.52
Total	1,026	$653,108,596	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 4.000	2	$880,000	0.13%
4.001— 4.250	5	4,267,720	0.65
4.251— 4.500	7	4,506,651	0.69
4.501— 4.750	15	8,444,717	1.29
4.751— 5.000	122	79,072,111	12.11
5.001— 5.250	183	112,777,810	17.27
5.251— 5.500	424	270,101,090	41.36
5.501— 5.750	173	114,898,596	17.59
5.751— 6.000	78	48,860,650	7.48
6.001 >=	17	9,299,250	1.42
Total	1,026	$653,108,596	100.00%

WaMu Capital Corp.
A Washington Mutual, Inc. Company

 HE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2.001— 2.250	160	$102,945,706	15.76%
2.251— 2.500	1	592,000	0.09
2.501— 2.750	862	547,723,390	83.86
2.751— 3.000	3	1,847,500	0.28
Total	1,026	$653,108,596	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 9.000	2	$880,000	0.13%
9.001— 9.250	5	4,267,720	0.65
9.251— 9.500	7	4,506,651	0.69
9.501— 9.750	15	8,444,717	1.29
9.751— 10.000	120	78,406,092	12.01
10.001— 10.250	182	113,195,411	17.33
10.251— 10.500	423	269,594,505	41.28
10.501— 10.750	173	113,533,396	17.38
10.751— 11.000	80	50,109,870	7.67
11.001 >=	19	10,170,233	1.56
Total	1,026	$653,108,596	100.00%

FIRST RATE CAP (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5	1,026	$653,108,596	100.00%
Total	1,026	$653,108,596	100.00%

PERIODIC RATE CAP (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2	1,026	$653,108,596	100.00%
Total	1,026	$653,108,596	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	1,026	$653,108,596	100.00%
Total	1,026	$653,108,596	100.00%

WaMu Capital Corp.
A Washington Mutual, Inc. Company

 HE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

RAMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
341— 350	3	$1,666,020	0.26%
351— 360	1,023	651,442,576	99.74
Total	1,026	$653,108,596	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 0	541	$347,825,069	53.26%
1— 6	478	300,512,765	46.01
7— 12	6	3,770,762	0.58
13 >=	1	1,000,000	0.15
Total	1,026	$653,108,596	100.00%

NEXT RATE RESET (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
46	1	$1,000,000	0.15%
49	2	666,020	0.10
51	1	420,000	0.06
53	3	2,684,742	0.41
54	3	2,059,757	0.32
55	1	575,000	0.09
56	11	6,888,899	1.05
57	17	8,076,931	1.24
58	65	39,613,647	6.07
59	381	243,298,531	37.25
60	541	347,825,069	53.26
Total	1,026	$653,108,596	100.00%

WaMu Capital Corp.
A Washington Mutual, Inc. Company

 HE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	1	$600,000	0.09%
21— 25	1	399,000	0.06
26— 30	9	5,136,000	0.79
31— 35	12	8,702,375	1.33
36— 40	18	12,784,600	1.96
41— 45	30	17,896,202	2.74
46— 50	33	26,565,851	4.07
51— 55	45	30,335,689	4.64
56— 60	49	34,943,065	5.35
61— 65	72	51,629,634	7.91
66— 70	171	127,437,082	19.51
71— 75	270	165,577,251	25.35
76— 80	310	169,046,782	25.88
81— 85	3	1,243,565	0.19
86— 90	1	387,000	0.06
91— 95	1	424,501	0.06
Total	1,026	$653,108,596	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
620— 639	4	$1,831,141	0.28%
640— 659	7	3,306,537	0.51
660— 679	8	4,643,581	0.71
680— 699	106	62,980,171	9.64
700— 719	168	108,236,679	16.57
720— 739	153	103,918,462	15.91
740— 759	185	113,675,710	17.41
760— 779	195	128,119,620	19.62
780— 799	154	96,451,282	14.77
800 >=	46	29,945,413	4.59
Total	1,026	$653,108,596	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Full Documentation	299	$174,631,752	26.74%
Reduced Documentation	727	478,476,844	73.26
Total	1,026	$653,108,596	100.00%

WaMu Capital Corp.
A Washington Mutual, Inc. Company

 HE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

IO FLAG	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Yes	939	$609,858,237	93.38%
No	87	43,250,359	6.62
Total	1,026	$653,108,596	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Owner Occupied	959	$616,943,299	94.46%
Second Home	67	36,165,296	5.54
Total	1,026	$653,108,596	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2-4 Family	4	$2,044,307	0.31%
Condo	148	82,470,943	12.63
Co-op	19	13,697,468	2.10
Single Family	852	553,486,038	84.75
Townhouse	3	1,409,840	0.22
Total	1,026	$653,108,596	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	502	$319,072,839	48.85%
Refi—Cash Out	337	212,594,173	32.55
Refi—No Cash Out	187	121,441,583	18.59
Total	1,026	$653,108,596	100.00%

INDEX	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1 Year CMT	868	$551,579,890	84.45%
1 Yr LIBOR	158	101,528,706	15.55
Total	1,026	$653,108,596	100.00%

WaMu Capital Corp.
A Washington Mutual, Inc. Company

 HE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	1,007	$639,899,004	97.98%
12	3	2,349,900	0.36
36	16	10,859,692	1.66
Total	1,026	$653,108,596	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AR	1	$476,800	0.07%
AZ	18	11,288,642	1.73
CA	632	402,353,702	61.61
CO	16	9,338,470	1.43
CT	39	27,639,154	4.23
DC	1	428,400	0.07
DE	2	954,920	0.15
FL	51	30,261,112	4.63
GA	2	1,171,409	0.18
IA	1	399,014	0.06
ID	3	1,417,250	0.22
IL	26	14,704,978	2.25
KS	1	632,800	0.10
MA	25	14,408,976	2.21
MD	8	5,485,041	0.84
MI	4	2,186,233	0.33
MN	2	1,896,250	0.29
MO	1	543,750	0.08
MT	1	535,100	0.08
NC	2	1,100,875	0.17
NJ	23	16,798,208	2.57
NV	8	3,923,522	0.60
NY	74	53,736,134	8.23
OH	4	1,845,325	0.28
OR	3	1,405,900	0.22
PA	7	4,861,500	0.74
RI	2	1,900,000	0.29
SC	2	841,000	0.13
TX	1	697,200	0.11
UT	1	531,390	0.08
VA	16	10,664,400	1.63
WA	48	28,043,640	4.29
WI	1	637,500	0.10
Total	1,026	$653,108,596	100.00%

WaMu Capital Corp.
A Washington Mutual, Inc. Company